SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 2005

                         TII NETWORK TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                            ------------------------
                            (State of Incorporation)


              1-8048                               66-0328885
       ---------------------           ---------------------------------
       (Commission File No.)           (IRS Employer Identification No.)


                   1385 Akron Street, Copiague, New York   11726
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               (Address of Principal Executive Offices) (Zip Code)


                                 (631) 789-5000
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              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03         AMENDMENTS TO ARTICLES OF INCORPORATION  OR BYLAWS;  CHANGE IN
                  FISCAL YEAR.


         On October 24, 2005, the Board of Directors of the Company amended the Company's By-Laws to amend:

         (i) Article IV, Section 1 to conform the quorum provision to the basic quorum provision of the Delaware General Corporation Law;

         (ii) Article IV, Section 2 to conform the voting provision at stockholders' meetings to the basic stockholder provision of the Delaware General Corporation Law;

         (iii) the caption of Article VII of the By-Laws to clarify that the section pertains to all committees of the Board of Directors and the text of
Article VII to provide, as permitted by the Delaware General Corporation Law, for committees of the Board to consist of one or more, rather than three or more, directors;

         (iv) Article IX, Section 1 to make permissive, rather than mandatory, various officer positions, to clarify that the non-executive chairman or vice chairman of the Board of Directors are not officers and to eliminate the restriction, previously required by Delaware law, that the officers of president and secretary could not be held by the same person; and

         (v) to change the term "shareholder" to "stockholder" throughout the By-Laws to conform to the terminology of the Delaware General Corporation Law.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

                  (a)      Financial Statements of Businesses Acquired: None

                  (b)      Pro Forma Financial Information: None

                  (c)      Exhibits:

                           3        By-laws of the Company



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      TII NETWORK TECHNOLOGIES, INC.


Date: October 28, 2005                By: /s/ Timothy J. Roach
                                          --------------------------------------
                                          Timothy J. Roach,
                                          President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit
Number                              Description
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         3                          By-laws of the Company



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